                                                                  Exhibit (a)(2)

                             LETTER OF TRANSMITTAL

                           To Tender Ordinary Shares

                                      of

                  INTERNATIONAL COMFORT PRODUCTS CORPORATION

                             Pursuant to the Offer

                              dated June 30, 1999

                                      by

                           TITAN ACQUISITIONS, LTD.

                           A Wholly Owned Subsidiary

                                      of

                        UNITED TECHNOLOGIES CORPORATION


 THE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, TORONTO TIME, ON WEDNESDAY, JULY 28,
                                     1999,
                  UNLESS THE OFFER IS EXTENDED OR WITHDRAWN.


              The U.S. Depositary for the Offer is Citibank, N.A.

                   The Canadian Depositary for the Offer is
                       Montreal Trust Company of Canada

       The Information Agent for the Offer is Georgeson & Company, Inc.

DELIVERY OF DOCUMENTS TO THE DEPOSITARY TRUST COMPANY OR THE CANADIAN DEPOSITORY FOR SECURITIES LIMITED DOES NOT CONSTITUTE DELIVERY TO THE U.S. OR CANADIAN DEPOSITARY.

Provide the following details with respect to the Shares deposited:

                        DESCRIPTION OF SHARES DEPOSITED
-------------------------------------------------------------------------------

   Name and
Address(es) of
  Registered
  Holder(s)
 (Please fill
in, if blank,
  exactly as
   name(s)
 appear(s) on        Share Certificate(s) and Share(s) Deposited
certificate(s)      (Attach additional signed list, if necessary)
--------------------------------------------------------------------
                                   Total Number of
                                       Shares
                Share Certificate    Represented    Number of Shares
                   Number(s)*     by Certificate(s)    Deposited**
                                       -----------------------------
                                       -----------------------------
                                       -----------------------------
                                       -----------------------------
                                       -----------------------------
                                       -----------------------------
                    Total Shares

-------------------------------------------------------------------------------
 * Need not be completed by Book-Entry Shareholders.
 ** Unless otherwise indicated it will be assumed that all Shares evidenced by certificates delivered to the U.S. or Canadian Depositary are being deposited. See Instruction 2.

  This Letter of Transmittal, the certificates for ordinary shares (the "Shares") of International Comfort Products Corporation (the "Corporation") covered hereby (or a Book-Entry Confirmation with respect thereto) and all other required documents with respect to Shares deposited by a Shareholder must be delivered or sent to and received by the U.S. or Canadian Depositary (unless an Agent's Message (as defined in the Offer) is utilized), at one of the appropriate addresses set forth below. The Offer to Purchase and Circular (the "Offer") by Titan Acquisitions, Ltd. dated June 30, 1999 to purchase all of the outstanding Shares will be open for acceptance until 12:00 midnight (Toronto time) on July 28, 1999, unless the Offer is extended or withdrawn. The terms and conditions of the Offer are incorporated by reference in this Letter of Transmittal. Capital terms used, but not defined, in this Letter of Transmittal which are defined in the Offer have the respective meanings set out in the Offer.

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH BELOW WILL NOT CONSTITUTE A VALID DELIVERY.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be completed by Shareholders, either if certificates for Shares are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer to the U.S. Depositary's account at the Depository Trust Company or The Canadian Depositary's account at The Canadian Depository for Securities Limited, pursuant to the procedures set forth in Section 3 of the Offer. Shareholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders" and other Shareholders are referred to herein as "Certificate Shareholders." Shareholders whose certificates for such Shares are not immediately available or who cannot deliver their certificates and all other documents required hereby to the U.S. or Canadian Depositary at or prior to the Expiry Time (as defined in the Offer), or who cannot complete the procedure for book-entry transfer on a timely basis, may deposit their Shares pursuant to the procedures for guaranteed delivery set forth in Section 3 of the Offer. See Instruction 2.

  U.S. RESIDENTS/CITIZENS ARE REQUIRED TO PROVIDE THEIR TAXPAYER
IDENTIFICATION NUMBER OR COMPLETE THE "CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER" BOX BELOW. SEE INSTRUCTION 8.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

TO: TITAN ACQUISITIONS, LTD.

AND TO: CITIBANK, N.A., AS U.S. DEPOSITARY, OR MONTREAL TRUST COMPANY OF
       CANADA, AS CANADIAN DEPOSITARY

  The undersigned hereby irrevocably deposits with Titan Acquisitions, Ltd., a corporation organized under the laws of the Province of New Brunswick (the "Offeror"), the above-described ordinary shares (the "Shares"), of International Comfort Products Corporation, a corporation continued under the federal laws of Canada (the "Corporation"), pursuant to the Offeror's offer to purchase all outstanding Shares at a price of US$11.75 per Share, upon the terms and subject to the conditions set forth in the Offer to Purchase and Circular dated June 30, 1999, receipt of which is hereby acknowledged, and in this Letter of Transmittal (the Offer to Purchase and Circular and the related Letter of Transmittal and Notice of Guaranteed Delivery together constituting the "Offer"). The undersigned, subject only to the provisions of the Offer regarding withdrawal, irrevocably accepts the Offer, for and in respect of the above-described Shares.

  Subject to, and effective upon, acceptance for payment of and payment for the Shares deposited herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror all right, title and interest in and to all of the Shares that are being deposited hereby free and clear of all liens, charges, encumbrances, claims and equities and together with all rights and benefits arising therefrom, including without limitation the right to any and all dividends.

  The undersigned hereby irrevocably appoints the President of the Offeror, and any other person designated by the Offeror in writing, as the true and lawful agent, attorney and attorney-in-fact and proxy of the undersigned with respect to such Shares and with respect to any and all securities, rights, warrants or other interests issued, transferred or distributed on or in respect of such Shares on or after the date of the Offer (collectively, "Other Securities"), effective from and after the date that Offeror takes up and pays for such Shares (the "Effective Date"), with full power of substitution, in the name of and on behalf of the undersigned (such power of attorney being deemed to be an irrevocable power coupled with an interest), to: (a) register or record, transfer and enter the transfer of such Shares and any Other Securities on the appropriate register of holders of such Shares and Other Securities and on the account books maintained by the Corporation, The Depository Trust Company ("DTC") and/or The Canadian Depository for Securities Limited ("CDS"); (b) except as may otherwise be agreed, to exercise any and all of the rights of such Shares and Other Securities including, without limitation, the right to vote, execute and deliver any and all instruments of proxy, authorizations or consents in respect of any or all of such Shares and any or all Other Securities, revoke any such instrument, authorization or consent given prior to, on or after the Expiry Time, designate in any such instruments of proxy any person or persons as the proxy or the proxy nominee or nominees of the undersigned in respect of such Shares and Other Securities for all purposes including, without limiting the generality of the foregoing, in connection with any meeting (whether annual, special or otherwise) of holders of securities of the Corporation (or any adjournment thereof), and execute, endorse and negotiate, for and in the name of and on behalf of the undersigned, any and all checks or other instruments respecting any distribution payable to or to the order of the undersigned; and (c) exercise any and all rights of the undersigned in respect of such Shares or Other Securities. The undersigned hereby agrees, effective from the Effective Date, not to vote any of such Shares or Other Securities at any meeting (whether annual, special or otherwise) of holders of Shares or Other Securities and not to exercise any or all of the other rights or privileges attached to any or all instruments of proxy, authorizations or consents in respect of any or all of such Shares or Other Securities, and to designate in any such instruments of proxy the person or persons specified by the Offeror as the proxy or the proxy nominee or nominees of the undersigned in respect of such Shares or Other Securities.

  Upon such appointment, all prior proxies given by the undersigned with respect to such Shares or Other Securities shall be revoked and no subsequent proxies may be given by the undersigned with respect thereto.

  The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to deposit, sell, assign and transfer the Shares (and any Other Securities) deposited hereby and has not sold, assigned or transferred or agreed to sell, assign or transfer any of such Shares or Other Securities to any other person; (ii) the undersigned owns the Shares (and any Other Securities) which are being deposited, within the meaning of applicable securities laws; (iii) the deposit of the Shares (and any Other Securities) complies with applicable securities laws; and (iv) when the Shares (and any Other Securities) are taken up and paid for by the Offeror, the Offeror will acquire good title thereto, free and clear of all liens, restrictions, charges, encumbrances, claims and equities whatsoever. The undersigned covenants to execute and deliver, upon request, any additional documents necessary or desirable to complete the sale, assignment and transfer of the Shares and Other Securities deposited hereby.

  The undersigned acknowledges that all authority herein conferred or agreed to be conferred shall survive the death, incapacity, bankruptcy or insolvency of the undersigned, and any and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

  Except as stated in the Offer, deposits of Shares made pursuant to the Offer are irrevocable.

  The undersigned understands that (i) all questions as to the validity, form, eligibility (including timely receipt) and acceptance of any Shares deposited pursuant to the Offer will be determined by the Offeror in its sole discretion, and that such determination shall be final and binding; (ii) the Offeror reserves the absolute right to reject any and all deposits which it determines not to be in proper form or which, in the opinion of its counsel, may be unlawful to accept under the laws of any jurisdiction; (iii) the Offeror reserves the absolute right to waive any defects or irregularities in the deposit of any Shares; (iv) there shall be no duty or obligation on the Offeror, United Technologies Corporation, a Delaware corporation of which the Offeror is a wholly owned subsidiary, the Dealer Manager, the U.S. or Canadian Depositary, the Information Agent or any other person to give notice of any defects or irregularities in any deposit and no liability shall be incurred by any of them for failure to give any notice; and (v) the Offeror's interpretation of the terms and conditions of the Offer (including, without limitation, the Offer to Purchase and Circular, this Letter of Transmittal and the Notice of Guaranteed Delivery) shall be final and binding.

  The undersigned understands that deposits of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and Circular and in the instructions hereto will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions set forth in the Offer, including the undersigned's representations and warranties set forth above.

  Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or issue or return any certificate(s) representing Shares not deposited or not accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," please mail the check for the purchase price and/or send any certificate(s) for Shares not deposited or not accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address appearing under "Sign Here." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificate(s) for Shares not deposited or accepted for payment in the name of, and send or hold such check and/or such certificates to or for the person or persons so indicated. Shareholders depositing Shares by book-entry transfer may request that any Shares not accepted for payment be returned to them by crediting such account maintained at DTC or CDS as such shareholders may designate by making an appropriate entry under "Special Delivery Instructions." The undersigned recognizes that the Offeror has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the registered holder(s) thereof if the Offeror does not accept for payment any of the Shares so deposited.

  By reason of the use of the undersigned of an English language form of Letter of Transmittal, the undersigned and each of you shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal, as well as all documents related thereto, be drafted exclusively in the English language. En raison de l'usage d'une lettre d'envoi en langue anglaise par le soussigne, le soussigne et les destinataires sont presume avoir requis que tout contrat atteste par l'offre et son acceptation par cette lettre d'envoi, de meme que tous les documents qui s'y rapportent, soient rediges exclusivement en langue anglaise.

     SPECIAL PAYMENT INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
    (See Instructions 1, 5 and 6)             (See Instruction 1, 5 and 6)


  To be completed ONLY if certifi-          To be completed ONLY if certifi-
 cates for Shares not deposited or         cate(s) for Shares not deposited
 not accepted for payment and/or           or not accepted for payment
 the check for the purchase price          and/or the check for the purchase
 of Shares accepted for payment            price of Shares accepted for pay-
 are to be issued in the name of           ment are to be sent to someone
 someone other than the under-             other than the undersigned or to
 signed.                                   the undersigned at an address
                                           other than that appearing under
                                           "Sign Here" or are to be held by
                                           the U.S. or Canadian Depositary
                                           for pick-up by the undersigned in
                                           writing or if the Shares deliv-
                                           ered by book-entry transfer that
                                           are not purchased are to be re-
                                           turned by credit to an account
                                           maintained at DTC or CDS other
                                           than that designated above.

 Issue: [_] Check [_] Certificates
 to:

 Name: ____________________________
           (Please Print)

 Address: _________________________

 __________________________________


 __________________________________        Mail: [_] Check [_] Certificates
    (Include Postal (Zip) Code)            to:


 __________________________________        Name: ____________________________
   (Tax Id., Social Insurance or                     (Please Print)
        Social Security No.)

                                           Address: _________________________


                                           __________________________________

                                           __________________________________
                                              (Include Postal (Zip) Code)

                                           __________________________________
                                             (Tax Id., Social Insurance or
                                                  Social Security No.)

                                           Hold: [_] Check
                                                       [_] Certificates for
                                                         pick-up at the
                                                         Depositary against
                                                         counter receipt.

                                           __________________________________
                                                    (Specify office)

                                           Credit Shares deposited by book-
                                           entry transfer that are not ac-
                                           cepted for payments to:

                                           __________________________________
                                            (DTC/CDS Account Number (circle
                                                         one))


 [_] CHECK HERE IF DEPOSITED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE
   OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
   FOLLOWING:

 Name(s) of Registered Owner(s): ____________________________________________

 Date of Execution of Notice of Guaranteed Delivery: ________________________

 Name of Institution that Guaranteed Delivery: ______________________________

 If delivered by Book-Entry Transfer, complete the following:

 The Depository Trust Company/The Canadian Depository for Securities Limited (circle one)

 Account Number ___________________        Transaction Code Number __________

 [_]CHECK HERE IF YOU ARE SUBMITTING THIS LETTER TO THE CANADIAN DEPOSITARY
    AND WISH TO RECEIVE PAYMENT IN CANADIAN DOLLARS. OTHERWISE, PAYMENT WILL BE MADE IN UNITED STATES DOLLARS (ALL LETTERS SUBMITTED TO THE U.S. DEPOSITARY WILL RESULT IN PAYMENT IN U.S. DOLLARS ONLY.)

                                   SIGN HERE
 ___________________________________________________________________________
 ___________________________________________________________________________
                          (Signature(s) of Holder(s))
                           (See Instructions 1 and 5)
 Dated: _______________ , 1999
 Name(s)____________________________________________________________________
      ___________________________________________________________________
                             (Please Print or Type)
 Authorized representative (if applicable) _________________________________ Address____________________________________________________________________
      ___________________________________________________________________
                          (Include Postal (Zip) Code)
 Area Code and Telephone Number ____________________________________________

 Tax Identification, Social Insurance
 or Social Security Number _________________________________________________

            Guarantee of Signature(s), if required by Instruction 1
                           (See Instruction 1 and 5)
                  This area to be used for Guarantor's stamp.
 Area Code and Telephone Number ____________________________________________
 Dated: _______________ , 1999

 [_]CHECK HERE IF DEPOSITED SHARES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE DEPOSITORY TRUST COMPANY OR CDS AND COMPLETE THE FOLLOWING:
 Name of Depositing Institution ____________________________________________

 The Depository Trust Company/The Canadian Depository for Securities
 Limited (circle one)
 Account Number ________________   Transaction Code Number __________________

                              SUBSTITUTE FORM W-9
                 To be completed by United States Holders only
                              (see Instruction 8)

                             PAYER'S NAME:

-------------------------------------------------------------------------------
                        Part 1--PLEASE PROVIDE YOUR    Social Security Number
                        TIN IN THE BOX AT RIGHT AND
                        CERTIFY BY SIGNING AND
                        DATING BELOW.

                                                             or Employer
 SUBSTITUTE                                             Identification Number
 FORM W-9                                              -----------------------
                       --------------------------------------------------------
 Department of the      Part 2. Certification--Under penalties of perjury, I
 Treasury Internal      certify that:
 Revenue Service        (1) The number shown on this form is my correct
                          Taxpayer identification Number (or I am waiting for a number to be issued to me) and


                        (2) I am not subject to backup withholding because:
                          (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup
                          withholding.
 Payer's Request for Taxpayer Identification Number ("TIN") Sign Here
                           Certification Instruments--You must cross out item
                           (2) above if you have been notified by the IRS
                           that you are currently subject to backup
                           withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).
                       --------------------------------------------------------

                        SIGNATURE ________________________   DATE ____________

                       --------------------------------------------------------

                        Part 3. Awaiting TIN [_]

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
    PART 3 OF SUBSTITUTE FORM W-9

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

 -----------------------------------------------   _____________________, 1999
                    Signature                                 Date

                                 INSTRUCTIONS

             Forming Part Of The Terms And Conditions Of The Offer

  1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in DTC or CDS whose name appears on a security position listing as the owner of Share(s) deposited herewith), unless such holder(s) has/have completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above, or
(b) if such Share(s) are deposited for the account of a firm which is an Eligible Institution. Where a share certificate is in the name of person other than the signatory of the Letter of Transmittal, the existing certificate must be endorsed exactly as registered by the registered Shareholder and the endorsement guaranteed by an Eligible Institution.

  2. Requirements of Deposit. This Letter of Transmittal is to be completed by Shareholders either if certificates for Shares are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made pursuant to the procedures for delivery by book-entry transfer set forth in
Section 3 of the Offer to Purchase and Circular. Certificates for all physically delivered Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer into the Depositary's account at DTC or CDS of such Shares delivered by book-entry transfer, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal must be received by the U.S. or Canadian Depositary at its address set forth herein at or prior to the Expiry Time (as defined in the Offer to Purchase and Circular). Shareholders whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the U.S. or Canadian Depositary at or prior to the Expiry Time or who cannot complete the procedure for delivery by book-entry transfer for registered Shares on a timely basis may deposit their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase and Circular. Pursuant to such procedure: (i) such deposit must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, in the form provided by the Offeror, or a manually signed facsimile thereof, must be received by the U.S. or Canadian Depositary at its principal office as set forth on the Notice of Guaranteed Delivery, at or prior to the Expiry Time; and (iii) the certificate(s) for all deposited Shares (or a Book-Entry Confirmation with respect to such Shares), in proper form for transfer, in each case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and all other documents required by this Letter of Transmittal, must be received by the U.S. or Canadian Depositary at its principal office in as set forth on the Notice of Guaranteed Delivery, at or before 4:30 p.m. (Toronto time) on the third trading day on The Toronto Stock Exchange after the Expiry Time, all as provided in Section 3 of the Offer to Purchase and Circular. If certificates are forwarded separately to the U.S. or Canadian Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

  THE METHOD OF DELIVERY OF CERTIFICATES REPRESENTING SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC OR CDS, IS AT THE OPTION AND RISK OF THE DEPOSITING SHAREHOLDER. THE OFFEROR RECOMMENDS THAT SUCH DOCUMENTS BE DELIVERED BY HAND TO THE U.S. OR CANADIAN DEPOSITARY AND A RECEIPT OBTAINED, OR IF MAILED, THAT REGISTERED MAIL, WITH RETURN RECEIPT REQUESTED, BE USED AND THAT PROPER INSURANCE BE OBTAINED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. SHAREHOLDERS WHOSE SHARES ARE REGISTERED IN THE NAME OF A NOMINEE SHOULD CONTACT THEIR BROKER, INVESTMENT DEALER, BANK, TRUST COMPANY OR OTHER NOMINEE FOR ASSISTANCE IN DEPOSITING THOSE SHARES.

  No alternative, conditional or contingent deposits will be accepted and no fractional Shares will be purchased. All depositing Shareholders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

  3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

  4. Partial Deposits. (Applicable to Certificate Shareholders Only) If fewer than all the Shares evidenced by any certificate submitted are to be deposited, fill in the number of Shares that are to be deposited in the box entitled "Number of Shares Deposited." In such case, new certificate(s) for the remainder of the Shares that were evidenced by old certificate(s) will be issued and sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by certificates delivered to the U.S. or Canadian Depositary will be deemed to have been deposited unless otherwise indicated.

  5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares deposited hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

  If any of the Shares deposited hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any of the deposited Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any other person acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Offeror of their authority to so act must be submitted.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares evidenced by certificates listed and transmitted herewith, no endorsements of certificates or separate stock powers are required.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by certificates listed and submitted hereby, the certificates must be endorsed or accompanied by appropriate share transfer or stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  6. Special Payment and Delivery Instructions. If a check is to be issued in the name of and/or certificates for Shares not deposited or not accepted for payments are to be issued or returned to a person other than the signer of this Letter of Transmittal or if a check and/or such certificates for Shares not deposited or not accepted for payment are to be sent to a person other than the signer of this Letter of Transmittal or to the signer of this Letter of Transmittal at an address other than that appearing under "Sign Here" above, or if a check and/or certificates for Shares not deposited or not accepted for payment are to be held by the Depositary for pick-up by the undersigned or any person designated by the undersigned in writing, the appropriate boxes on this Letter of Transmittal must be completed. Shareholders delivering Shares by book-entry transfer may request that Shares not accepted for payment be credited to such account maintained at DTC or CDS as such Shareholder may designate under "Special Delivery Instructions." If no such instructions are given, such Shares not accepted for payment will be returned by crediting the account at DTC or CDS designated above.

  7. Waiver of Conditions. The conditions to the Offer may be waived by the Offeror in whole or in part at any time from time to time in its sole discretion.

  8. 31% Backup Withholding; Substitute Form W-9. Under U.S. Federal income tax law, a U.S. Holder (as defined in the Offer) whose deposited Shares are accepted for payment generally is required to provide the U.S. or Canadian Depositary with such Shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 above. Failure of a Shareholder or other payee to provide a properly completed and correct Form W-9 to the U.S. or Canadian Depositary, if such form is required by law, may subject such Shareholder or other payee to penalties imposed by the U.S. Internal Revenue Service. In addition, payments that are made to such Shareholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

  Certain Shareholders (including, among others, all corporations and certain non-U.S. individuals) are not subject to these backup withholding and reporting requirements. A non-U.S. Holder may be required to submit a Form W-8, signed under penalties of perjury, attesting to such Shareholder's non-U.S. status. A Form W-8 can be obtained from the U.S. or Canadian Depositary.

  If backup withholding applies, the U.S. or Canadian Depositary is required to withhold 31% of any such payments made to the Shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

  The box in Part 3 of the Substitute Form W-9 may be checked if the depositing U.S. Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the U.S. Holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number above in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the U.S. or Canadian Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the U.S. or Canadian Depositary.

  The U.S. Holder is required to give the U.S. the TIN (e.g. social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  9. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the U.S. or Canadian Depositary, the Information Agent, or (in the case of questions and requests from U.S. investors only) the U.S. Dealer Manager at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase and Circular, this Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from the Information Agent or (for U.S. investors only) the U.S. Dealer Manager.

  10. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, this Letter of Transmittal should be completed as fully as possible and forwarded to the Depositary together with a letter stating the loss. The Shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

  11. Other Jurisdictions. The Offer is not being made to, nor will deposits of Shares be accepted from or on behalf of Shareholders in, any jurisdiction in which the making or acceptance of the Offer would not be in compliance with the laws of such jurisdictions. The Offeror may, in its sole discretion, take such action as it may deem necessary to make the Offer in any jurisdiction and extend the Offer to holders of Shares in such jurisdictions.

  12. Governing Law. With respect to tenders of Shares from Canada, the Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of Ontario and the laws of Canada applicable therein and the holder of Shares covered by this Letter of Transmittal hereby unconditionally and irrevocably attorns to the jurisdiction of the courts of the Province of Ontario and the courts of appeal therefrom. With respect to tenders of Shares from any other jurisdiction, the Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the State of New York and the holder of Shares covered by this Letter of Transmittal hereby unconditionally and irrevocably submits to the jurisidiction of the courts of the State of New York.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (OR AN AGENT'S
          MESSAGE IN THE CASE OF A BOOK-ENTRY DELIVERY), TOGETHER WITH CERTIFICATES (OR CONFIRMATION OF BOOK-ENTRY TRANSFER) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE U.S. OR CANADIAN DEPOSITARY OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE U.S. OR CANADIAN DEPOSITARY AT ITS OFFICE AT OR PRIOR TO THE EXPIRY TIME (AS DEFINED IN THE OFFER TO PURCHASE AND CIRCULAR).

                    The Depositary in the United States is:

                                Citibank, N.A.
                                  By Courier:
                                Citibank, N.A.
                            915 Broadway, 5th Floor
                              New York, NY 10010

                                   By Mail:
                                Citibank, N.A.
                                 P.O. Box 685
                              Old Chelsea Station
                              New York, NY 10113

                                   By Hand:
                                Citibank, N.A.
                            Corporate Trust Window
                          111 Wall Street, 5th Floor
                              New York, NY 10043

              Facsimile For Eligible Institutions: (212) 505-2248
                    To Confirm By Telephone: (800) 270-0808


                         The Depositary in Canada is:

                       Montreal Trust Company of Canada
                           Reorganization Department
                             151 Front Street West
                                   8th Floor
                               Toronto, Ontario
                                    M5J 2N1
                              Tel: (416) 981-9633
                        Call Toll Free: (800) 663-9097
                              Fax: (416) 981-9600
                           The Information Agent is:

                           Georgeson & Company Inc.

            United States:                              Canada:


          Wall Street Plaza                 Commerce Court West, Suite 1925
       New York, New York 10005             Toronto, Ontario M5L 1B9, Canada
 Banks & Brokers Call Collect: (212)         Call Toll-Free: (800) 890-1037
               440-9800
All others call Toll Free: (800) 223-
                 2064

                  The Dealer Manager in the United States is:

                             Salomon Smith Barney
                             7 World Trade Center
                                  31st Floor
                           New York, New York 10048
                        Call Toll Free: (800) 221-1629

  Any questions and requests for assistance or additional copies of the Offer and Circular and the Letter of Transmittal and the Notice of Guaranteed Delivery may be directed by Shareholders to the Information Agent or the Dealer Manager (in the case of questions and requests from U.S. investors only) at their respective telephone numbers and addresses listed above. You may also contact your broker, dealer, bank or trust company or other nominee for assistance.